                                  SURREY LOGO
                                            SEE REVERSE SIDE
                                              FOR CERTAIN
                                              DEFINITIONS.

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
      SEE REVERSE SIDE FOR
    RESTRICTIONS ON TRANSFER

                                                             ----------------------------
                                                                        CUSIP
                                                             ----------------------------

                                  SURREY, INC.

           THIS CERTIFIES THAT

           IS THE OWNER OF

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON
           STOCK, NO PAR VALUE

            --------------------------------------
                     --------------------------------------

--------------------------------------------------------------------------
   ---------------------------------------------------------------

            --------------------------------------
                     --------------------------------------

                                  SURREY, INC.

           TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS
           CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

              IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED
           THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICER.

           DATED:

                                                             By:

                   MARY A. VAN DER HAGEN                                         MARTY VAN DER HAGEN

                         SECRETARY                                                    PRESIDENT
                                                       SURREY LOGO

                                       SPECIMEN

Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
    Transfer Agent and Registrar

      By
                                                            Authorized Signature

UPON REQUEST TO THE SECRETARY OF THE CORPORATION, THE CORPORATION WILL FURNISH ANY SHAREHOLDER WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

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THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS
CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

                                                         UTMA -              CUSTODIAN
                                                                ------------           ------------
TEN COM - AS TENANTS IN COMMON                                     (CUST)                 (MINOR)
                                                                  UNDER UNIFORM TRANSFER TO MINORS
TEN ENT - AS TENANTS BY ENTIRETIES
                                                             ACT
JT TEN - AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP             ----------------------------------
         AND NOT AS TENANTS IN COMMON                                         (STATE)

                ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

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FOR VALUE RECEIVED         HEREBY SELL, ASSIGN AND TRANSFER UNTO
                   -------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

----------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED
                        --------------------------------------------------------

                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                   ALTERATION OR ENLARGEMENT OR ANY
                                           CHANGE WHATEVER.

SIGNATURE GUARANTEED